SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 3, 2001
                                                           -----------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                   File No. 1-8989           13-3286161

(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



       245 Park Avenue, New York, New York                       10167
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       (Address of principal executive offices)                (zip code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
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          (former name or former address, if changed since last report)

Item 5.    Other Events
           ------------

Filed herewith are copies of the following documents, which documents are incorporated by reference into the Registration Statement on Form S-3 (Registration Nos. 333-66861; 333-66861-01) filed by The Bear Stearns Companies Inc. (the "Company") and Bear Stearns Capital Trust III, a Delaware business trust (the "Trust") with the Securities and Exchange Commission (the "Commission") on November 6, 1998, as amended by Amendment No. 1 filed with the Commission on November 18, 1998:

      (a) Underwriting Agreement, dated May 3, 2001, among the Company, the Trust and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Banc One Capital Markets, Inc., Bank of America Securities LLC, First Union Securities, Inc., J.P. Morgan Securities Inc., Quick & Reilly, Inc., and Wells Fargo Van Kasper LLC, as representatives of the Underwriters (as defined therein), entered into in connection with the offering of 10,000,000 shares of 7.80% Trust Issued Preferred Securities of the Trust (and including an over-allotment option to purchase an additional 1,500,000 shares);

      (b) Second Supplemental Indenture, dated as of May 10, 2001, between the Company and The Chase Manhattan Bank;

      (c) 7.80% Junior Subordinated Deferrable Interest Debenture due May 15, 2031, dated May 10, 2001, evidencing $270,618,575 principal amount of Debentures;

      (d) Amended and Restated Trust Agreement, dated as of May 10, 2001, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, the Administrators named therein and the Holders defined therein;

      (e) Certificate No. P-1, dated as of May 10, 2001, evidencing 10,500,000 shares of 7.80% Trust Issued Preferred Securities of Bear Stearns Capital Trust III (Liquidation Amount $25 per Preferred Security);

      (f) Preferred Securities Guarantee Agreement, dated as of May 10, 2001, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust III;

      (g) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated as of May 3, 2001; and

      (h)   Consent of Cadwalader, Wickersham & Taft (Included in Exhibit 8).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Form Financial Information:

            Not applicable.

      (c)   Exhibits:

            (1) Underwriting Agreement, dated May 3, 2001, among the Company, the Trust and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Banc One Capital Markets, Inc., Bank of America Securities LLC, First Union Securities, Inc., J.P. Morgan Securities Inc., Quick & Reilly, Inc., and Wells Fargo Van Kasper LLC, as representatives of the Underwriters (as defined therein), entered into in connection with the offering of 10,000,000 shares of 7.80% Trust Issued Preferred Securities of the Trust (and including an over-allotment option to purchase an additional 1,500,000 shares).

            (4.4) Second Supplemental Indenture, dated as of May 10, 2001, between the Company and The Chase Manhattan Bank;

            (4.4.1) 7.80% Junior Subordinated Deferrable Interest Debenture due May 15, 2031, dated May 10, 2001, evidencing $270,618,575 principal amount of Debentures;

            (4.9) Amended and Restated Trust Agreement, dated as of May 10, 2001, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, the Administrators named therein and the Holders defined therein;

            (4.10) Certificate No. P-1, dated as of May 10, 2001, evidencing 10,500,000 shares of 7.80% Trust Issued Preferred Securities of Bear Stearns Capital Trust III (Liquidation Amount $25 per Preferred Security);

            (4.11) Preferred Securities Guarantee Agreement, dated as of May 10, 2001, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust III;

            (8) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences; and

            (23.4) Consent of Cadwalader, Wickersham & Taft (Included in Exhibit
            8).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.


                                       By: /s/ Marshall J Levinson
                                          ------------------------------------
                                          Marshall J Levinson
                                          Controller
                                          (Principal Accounting Officer)

Dated:  May 10, 2001

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
-----------      -----------

(1) Underwriting Agreement, dated May 3, 2001, among the Company, the Trust and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Banc One Capital Markets, Inc., Bank of America Securities LLC, First Union Securities, Inc., J.P. Morgan Securities Inc., Quick & Reilly, Inc., and Wells Fargo Van Kasper LLC, as representatives of the Underwriters (as defined therein), entered into in connection with the offering of 10,000,000 shares of 7.80% Trust Issued Preferred Securities of the Trust (and including an over-allotment option to purchase an additional 1,500,000 shares).

(4.4) Second Supplemental Indenture, dated as of May 10, 2001, between the Company and The Chase Manhattan Bank.

(4.4.1) 7.80% Junior Subordinated Deferrable Interest Debenture due May 15, 2031, dated May 10, 2001, evidencing $270,618,575 principal amount of Debentures.

(4.9) Amended and Restated Trust Agreement, dated as of May 10, 2001, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, the Administrators named therein and the Holders defined therein.

(4.10) Certificate No. P-1, dated as of May 10, 2001, evidencing 10,500,000 shares of 7.80% Trust Issued Preferred Securities of Bear Stearns Capital Trust III (Liquidation Amount $25 per Preferred Security).

(4.11) Preferred Securities Guarantee Agreement, dated as of May 10, 2001, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust III.

(8) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences.

(23.4)           Consent of Cadwalader, Wickersham & Taft (Included in
                 Exhibit 8).